                                                                    EXHIBIT 10.3


                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made by Cell Therapeutics, Inc., a Washington corporation (the "Company"), for the benefit of the investors party to this Agreement (collectively, the "Investors," and each an "Investor").


                                   RECITALS


     A. The Investors desire to purchase from the Company, and the Company desires to issue and sell to the Investors, up to an aggregate of 44,776.119 shares of the Company's Series A Convertible Preferred Stock, without par value (the "Series A Preferred"), each convertible into 100 shares of the Company's common stock, without par value (the "Common Stock"), all upon the terms set forth in that certain Stock Purchase Agreement dated as of September 17, 1996 (the "Stock Purchase Agreement") between the Investors and the Company.

     B. As further inducement for the Investors to purchase the Shares from the Company, the Company desires to undertake to register under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Securities Act"), the shares of Common Stock (the "Shares") issuable upon conversion of the Series A Preferred. This Agreement sets forth the terms and conditions of such undertaking.


                                  AGREEMENTS

The Company and the Investors covenant and agree as follows:

     1.   Definitions.  For purposes of this Agreement:

     a. The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC').

     b. The term "Registrable Securities" means (i) the Shares and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any convertible security, warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the Series A Preferred (other than the Shares) or the Shares; provided, however, that the Shares or other shares of Common Stock shall no
--------  -------
longer be treated as "Registrable Securities" if (A) they have been sold by an Investor in a transaction in which its registration rights under this Agreement are not assigned, (B) a registration statement with respect to the sale of such Registrable Securities shall have become effective under the Securities Act and such Registrable Securities shall have been disposed of in accordance with such registration statement, (C) such Registrable Securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (D) such Registrable Securities shall have been otherwise transferred, new certificates for such Registrable Securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such Registrable Securities shall not be subject to registration or qualification under the Securities Act or any state securities or blue sky law then in force, or (E) such Registrable Securities shall have ceased to be outstanding; and

     c. Capitalized terms not defined herein shall have the meanings set forth in the Stock Purchase Agreement.


     2.   Registration.

     a. Subject to the provisions of subsection 3(a) below, not later than six months after the final closing date of an initial public offering of the Common Stock of the Company to the general public covered by a registration statement under the Securities Act (the "IPO Closing Date"), the Company shall use its best efforts to effect the registration under the Securities Act of all Registrable Securities; provided, however, that an Investor may inform the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration.

     b. If the Company shall not have effected the registration of all Registrable Securities (other than any Registrable Securities excluded from registration at the request of an Investor) by the last day of the 24th month after the date of this Agreement, the holders of a majority in interest of Registrable Securities shall have the right at any time (but only once), commencing with the first day of the 25th month after the date of this Agreement, to make a written request (a "Demand") to the Company for registration (a "Demand Registration") under and in accordance with the provisions of the Securities Act of all Registrable Securities; provided,
                                                                --------
however, that an Investor may inform the Company in writing that it wishes to
-------
exclude all or a portion of its Registrable Securities from such registration. The Company may, if its Board of Directors shall determine in the good faith exercise of their reasonable business judgment that it would be significantly adverse to the Company and its stockholders to effect a Demand Registration, defer such Demand

Registration (but only once) for a period of not more than ninety (90) days after receipt of the Demand; provided, that the Company shall effect such Demand
                             --------
Registration promptly upon the expiration of such period unless the holders of a majority in interest of Registrable Securities shall have notified the Company in writing not to effect such Demand Registration.

     c. The holders of a majority in interest of the Registrable Securities shall have the right to select the managing underwriters, if any, for a registration pursuant to this Section 2, subject to the approval of the Company, which shall not be unreasonably withheld.

     d. The Company is obligated to use its best efforts to effect only one registration pursuant to this Agreement.

     3. Obligations of the Company. When required under this Agreement to effect the registration of the Registrable Securities, the Company shall, as expeditiously as reasonably possible:

     a. Prepare and file with the SEC a registration statement or statements or similar documents (the "Registration Statement") with respect to all Registrable Securities, other than any Registrable Securities excluded by Investors pursuant to Section 2(a) or 2(b), and use its best efforts to cause the Registration Statement to become effective not later than six months after the IPO Closing Date, or, in the event of a Demand Registration pursuant to
Section 2(b), as soon as practicable after receipt of the Demand (plus such additional period that the Demand Registration may be deferred by the Company pursuant to Section 2(b)), and to keep the Registration Statement effective pursuant to Rule 415 at all times until three years after September 17, 1996, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

     b. Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times until three years after September 17, 1996 and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement.

     c. Furnish promptly to the Investors such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Investors may reasonably request in order to facilitate the disposition of Registrable

Securities.

     d. Use its best efforts to register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdiction as shall be reasonably requested by the Investors, and prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times until three years after September 17, 1996, and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions or to provide any undertaking or make any change in its charter or bylaws which the Board of Directors determines to be contrary to the best interest of the Company and its shareholders.

     e. In the event the holders of a majority in interest of the Registrable Securities select underwriters for the offering, enter into and perform its obligations under an underwriting agreement in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering. The Investors shall also enter into and perform their customary obligations under any such agreement including, without limitation, customary indemnification and contribution obligations.

     f. Notify the Investors, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

     g. Notify the Investors of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

     h. Permit a single firm of counsel designated as selling shareholders' counsel by the holders of a majority in interest of the Registrable Securities to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and shall not file any document in a form to which such counsel reasonably objects.

     i. Make generally available to its security holders as soon as practicable. but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

     j. At the request of the Investors, furnish to the underwriters on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

     k. Make available for inspection by the Investors, any underwriters participating in the offering pursuant to the registration and the counsel, accountants or other agents retained by the Investors or any such underwriter, all pertinent financial and other records, corporate documents and proprieties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Investors or any such underwriters in connection with the registration; provided, that the Company may
                                                  --------
require the recipient of any such information to execute a confidentiality agreement containing such provisions as are reasonable under the circumstances.

     l. If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange, or if the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Common Stock on the Nasdaq National Market.

     m. Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

     n. Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Investors or any underwriters may reasonably request.

     o. Take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.


     4. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.


     5. Expenses of Registration. All expenses other than underwriting discounts and commissions incurred in connection with registration, filings, or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel or the Company and the reasonable fees and disbursements of one firm of counsel for the Investors shall be borne by the Company.


     6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

     a. To the extent permitted by law, the Company will indemnify and hold harmless each Investor, the directors, if any, of such Investor, the officers, if any, of such Investor who sign the Registration Statement, each person, if any, who controls such Investor, any underwriter (as defined in the Securities
Act) for the Investors and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses. claims, damages, expenses or liabilities (joint or several) to which any of them may become subject under the Securities Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the indemnity agreement contained in subsection 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investors or any such underwriter or controlling person, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investors or any such underwriter or controlling person and shall survive the transfer of the Registrable Securities by Investors.

     b. To the extent permitted by law, each Investor, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which any of them may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and such Investor will reimburse any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Investor, which consent shall not be unreasonably withheld; and provided further, that the Investor shall be liable under this paragraph for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to such Investor as result of the sale of Registrable Securities pursuant to such registration.

     c. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties;

provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 only to the extent prejudicial to its ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred.

     d. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 6 to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     7. Reports Under Securities Exchange Act of 1934. With a view to making available to the Investors the benefits of SEC Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

     a. make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

     b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

     c. furnish to each Investor, so long as such Investor owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing the Investors of any rule or regulation of the SEC which permits the selling of any such securities without registration.


     8. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Investors to transferees or assignees of such securities provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. The term "Investors" as used in this Agreement shall include permitted assignees.


     9.   Miscellaneous.

     a. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if to the Company, at Cell Therapeutics, Inc., 201 Elliott Avenue West, Suite 400, Seattle, Washington 98119, Attention: James A. Bianco, M.D., President and Chief Executive Officer, and (ii) if to an Investor, at the address set forth under its name in the Stock Purchase Agreement, or at such other address as each such party furnishes by notice given in accordance with this Section 9(a).

     b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

     c. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York by and between residents of New York. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

     d. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the holders of a majority in interest of the Registrable Securities.

     DATED as of this 17th day of September, 1996.

                         THE COMPANY
                         -----------

                         CELL THERAPEUTICS, INC.


                         By: /s/ James A. Bianco
                            -----------------------------------------------
                             James A. Bianco, M.D.
                             President and Chief Executive Officer


                         THE INVESTORS
                         -------------

                         KUMMELL INVESTMENTS LIMITED


                         By: /s/ Andy Kit-Chung Chan
                            -----------------------------------------------
                             Name: Andy Kit-Chung Chan
                             Title: Director


                         By: /s/ Sandra E. Pallas
                            -----------------------------------------------
                             Name: Sandra E. Pallas
                             Title: Joint Secretary


                         INTERNATIONAL BIOTECHNOLOGY TRUST plc


                         By: /s/ Jeremy Curnock Cook
                            -----------------------------------------------
                             Name: Jeremy Curnock Cook
                             Title: Director

                         W.R. SMITH II

                         /s/ W.R. Smith
                         -----------------------------------------------




                         VULCAN VENTURES INC.


                         By: /s/ William D. Savoy
                            -----------------------------------------------
                             Name: William D. Savoy
                             Title: Vice President


                         THE PHOENIX PARTNERS III LIMITED PARTNERSHIP


                         By  /s/ Stuart C. Johnston
                            -----------------------------------------------
                             Name: Stuart C. Johnston
                             Title: Managing General Partner

                                AMENDMENT NO. 1
                                       TO
                         REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (the "Amendment") is made by and between Cell Therapeutics, Inc., a Washington corporation (the "Company"), the investors party to this Agreement (collectively, the "Investors," and each an "Investor"), and New York Life Insurance Company (the "Additional Investor").

                                    RECITALS

     A. Pursuant to a Stock Purchase Agreement dated as of September 17, 1996 (the "Stock Purchase Agreement") between the Company and the Investors, the Investors purchased from the Company 44,776.119 shares of the Company's Series A Convertible Preferred Stock, without par value (the "Series A Preferred"), and in connection with the Stock Purchase Agreement the Company and the Investors entered into that certain Registration Rights Agreement, dated as of September 17, 1996 (the "Registration Rights Agreement").

     B. The Additional Investor desires to purchase from the Company, and the Company desires to issue and sell to the Additional Investor, 5,970.1493 shares of Series A Preferred, upon the terms set forth in that certain Stock Purchase Agreement dated as of October 11, 1996 (the "Additional Investor Stock Purchase Agreement") between the Additional Investor and the Company.

     C. As further inducement for the Additional Investor to purchase the Shares from the Company, the parties hereto intend to amend the Registration Rights Agreement to provide the Additional Investor with the rights and privileges that the Company provided to the Investors pursuant to the Registration Rights Agreement.


                                  AGREEMENTS

          The Company, the Additional Investor, and the Investors party hereto, being the holders of a majority in interest of the Registrable Securities (as defined in the Registration Rights Agreement), hereby agree as follows:

          SECTION 1.  Amendments to Registration Rights Agreement.  The
                      -------------------------------------------
Registration Rights Agreement is, effective as of October 11, 1996 (the "Effective Date") and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

          (a) The Additional Investor shall be an "Investor" under the Registration Rights Agreement; and

          (b) The shares of Common Stock issuable upon conversion of the 5,970.1493 shares of Series A Preferred purchased by the Additional Investor pursuant to the Additional Investor Stock Purchase Agreement shall constitute "Shares" under the Registration Rights Agreement.

          SECTION 2.  Agreement of Additional Investor.  The Additional Investor
                      --------------------------------
agrees to all of the terms and conditions of the Registration Rights Agreement, as amended hereby.

          SECTION 3.  Conditions of Effectiveness.  This Amendment shall become
                      ---------------------------
effective as of the Effective Date if, on or prior to that date, the Company shall have received counterparts of this Amendment duly executed by the holders of a majority interest of the Registrable Securities and the Additional Investor.

          SECTION 4.  Reference to and Effect on the Registration Rights
                      --------------------------------------------------
Agreement.  (a)  Upon the effectiveness of this Amendment, on and after the date
---------
hereof, each reference in the Registration Rights Agreement to "this Agreement," "hereunder," "hereof " or words of like import referring to the Registration Rights Agreement, shall mean and be a reference to the Registration Rights Agreement as amended hereby.

          (b) Except as specifically amended above, the Registration Rights Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

          SECTION 5.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          SECTION 6.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                      -------------
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              DATED as of this 11th day of October, 1996.

                              THE COMPANY
                              -----------

                              CELL THERAPEUTICS, INC.


                              By: /s/ James A. Bianco
                                 --------------------------------------------
                                    James A. Bianco, M.D.
                                    President and Chief Executive Officer


                              THE INVESTORS
                              -------------

                              KUMMELL INVESTMENTS LIMITED


                              By:
                                 --------------------------------------------
                                   Name:
                                   Title:


                              By:
                                 --------------------------------------------
                                   Name:
                                   Title:


                              INTERNATIONAL BIOTECHNOLOGY
                              TRUST plc


                              By:  /s/ Jeremy Curnock Cook
                                 --------------------------------------------
                                    Name:  Jeremy Curnock Cook
                                    Title: Director

                              W.R. SMITH II


                              /s/ W.R. Smith
                              --------------------------------------------



                              VULCAN VENTURES INC.


                              By:  /s/ William D. Savoy
                                 --------------------------------------------
                                   Name:  William D. Savoy
                                   Title: Vice President


                              THE PHOENIX PARTNERS III LIMITED
                              PARTNERSHIP


                              By
                                 --------------------------------------------
                                    Name:
                                    Title:


                              THE ADDITIONAL INVESTOR
                              -----------------------

                              NEW YORK LIFE INSURANCE COMPANY


                              By:   /s/ Richard F. Drake
                                 --------------------------------------------
                                    Name:  Richard F. Drake
                                    Title: Investment Vice President